UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 31, 2006


                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)


              001-16503                                98-0352587
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       (Commission File Number)             (IRS Employer Identification No.)


                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)


                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On August 31, 2006, Willis Group Holdings Limited ("Willis"), Willis North America Inc. and Willis of New York, Inc. (collectively, the "Company") entered into an amendment (the "AOD") to the Assurance of Discontinuance (the "AOD") with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York. The Amendment amends the AOD to clarify the permissible means by which the Company may act and be compensated as a managing general agent. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Willis filed a copy of the AOD as Exhibit
10.25 to Form 10-Q dated May 6, 2005.


Item 8.01.   Other Events.

A copy of the Press Release announcing the Amendment to the AOD is attached as
Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

      (d)    Exhibits.

      10.1 Amendment dated August 31, 2006 to the Assurance of Discontinuance dated April 8, 2005, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York

      99.1   Press Release of Willis Group Holdings Limited dated September 1,
2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WILLIS GROUP HOLDINGS LIMITED


Date: September 1, 2006                  By: /s/ Eric R. Dinallo
                                             ------------------------------
                                         Name:   Eric R. Dinallo
                                         Title:  General Counsel

                                  EXHIBIT INDEX


   Exhibit No.                         Description
   -----------                         -----------

   10.1 Amendment dated August 31, 2006 to the Assurance of Discontinuance dated April 8, 2005, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York

   99.1      Press Release of Willis Group Holdings Limited dated September 1,
             2006